CONTACT: Kirk Feiler, Investor Relations                        Exhibit 99.1
Commercial Vehicle Group, Inc.
(614) 289-0195
FOR IMMEDIATE RELEASE

COMMERCIAL VEHICLE GROUP ANNOUNCES ACQUISITION OF
FIRST SOURCE ELECTRONICS
Strategic transaction expands the Company’s capabilities and diversifies customers and end markets

NEW ALBANY, OHIO, September 18, 2019 /PRNewswire/ – Commercial Vehicle Group, Inc. (the “Company” or “CVG”) (NASDAQ: CVGI), today announced the acquisition of substantially all of the assets and assumption of certain liabilities of First Source Electronics, LLC (“FSE”), a leading electronics systems integrator based in Elkridge, MD that serves a diverse range of market segments including industrials, transportation and military. FSE’s trailing twelve month sales as of June 30, 2019 was approximately $46 million. The transaction is expected to be accretive to operating income and earnings per share in year one.

“The proliferation of digitalization, connectivity and other power and data applications present meaningful growth opportunities for CVG,” commented Patrick Miller, President and Chief Executive Officer. “FSE strengthens our competitive positioning to take advantage of these dynamic trends, complementing our high-complexity, low-to-medium volume electrical business. This strategic acquisition will be a strong contributor to our long-term growth, providing us with the opportunity to leverage our global footprint and maximize cross selling opportunities, while also creating an entry into the warehouse automation market. We are excited to welcome FSE to the CVG organization.”

FSE is a provider of electrical systems integration and manufacturing services, with specific areas of expertise in electro-mechanical assemblies, cable and wire harness assemblies, chassis integration, and cabinet, panel, and rack assemblies. Its customers are in highly demanding markets where reliability and peak performance are critical.

“FSE is a great fit with CVG, as we share common core values and are aligned on the long-term strategy for the Electrical Systems segment,” said Kevin Popielarczyk, General Manager of FSE. “FSE’s customers are in highly demanding markets where reliability and peak performance are critical. Together with CVG, we will be better positioned to drive growth and continue to deliver value to our customers. We look forward to working together closely to drive further success.”

Total cash consideration for the transaction of as much as $44.75 million, with $34 million due at closing and the balance due in twelve, eighteen, and thirty-six months, subject to meeting certain targets. The transaction was funded with domestic cash on hand and $2 million availability under our revolving credit facility.

In addition, CVG today announced that it has amended its Third Amended and Restated Loan and Security Agreement, upsizing the revolving credit facility to $90 million from $65 million.

Tim Trenary, Chief Financial Officer, stated, "We are pleased to have successfully upsized the revolving credit facility. This was made possible, in part, by higher sales and the Company's continued focus on efficient operations, including cost control. The upsized revolving credit facility provides as much as $25 million additional liquidity to the Company."

A supplemental presentation can be accessed through the “Investors” section of Commercial Vehicle Group’s web site at www.cvgrp.com.

About Commercial Vehicle Group, Inc.
Commercial Vehicle Group, Inc. (through its subsidiaries) is a leading supplier of electrical wire harnesses, seating systems, and a full range of other cab related products for the global commercial vehicle markets, including the medium- and heavy-duty truck, medium-and heavy-construction vehicle, military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Information about the Company and its products is available on the internet at www.cvgrp.com.

About First Source Electronics, LLC
First Source Electronics, LLC is a leading manufacturer of control panels, electro-mechanical assemblies, and cable assemblies. FSE adheres to the most current processes and applications necessary for manufacturing and cycle time reduction to deliver high quality cost-competitive assemblies. Information about FSE and its capabilities is available on the internet at www.fsellc.com.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xi) the Company’s ability to comply with the financial covenants in its debt facilities; (xii) fluctuation in interest rates relating to the Company’s debt facilities; (xiii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xiv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvi) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvii) changes to domestic manufacturing initiatives; and (xviii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xix) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

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